UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2003



                      RENAISSANCE  MORTGAGE  ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-82550-06                 52-2356399
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               1000 Woodbury Road
                            Woodbury, New York 11797
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (516) 364-8500

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Home Equity Loan Asset-Backed Certificates, Series 2003-2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003 among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp , as Depositor, Ocwen Federal Bank FSB, as Servicer, and JPMorgan Chase Bank, as trustee.

   On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

RENAISSANCE HOME EQUITY LOAN TRUST 2003-3
Home Equity Loan Asset-Backed Certificates, Series 2003-2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  August 6, 2003     By:   /s/  Andreas Auer
                                  --------------------------------------------
                            Name:    Andreas Auer
                            Title:   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2003

               Renaissance Home Equity Loan Trust, Series 2003-2
                         STATEMENT TO CERTIFICATEHOLDERS
                                July 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A        328,600,000.00   328,600,000.00  680,522.66     388,455.40    1,068,978.06    0.00            0.00      327,919,477.34
M1        26,000,000.00    26,000,000.00        0.00      38,799.58       38,799.58    0.00            0.00       26,000,000.00
M2A       12,000,000.00    12,000,000.00        0.00      29,265.83       29,265.83    0.00            0.00       12,000,000.00
M2F       10,000,000.00    10,000,000.00        0.00      41,500.00       41,500.00    0.00            0.00       10,000,000.00
M3        11,600,000.00    11,600,000.00        0.00      39,970.86       39,970.86    0.00            0.00       11,600,000.00
M4         4,800,000.00     4,800,000.00        0.00      20,406.33       20,406.33    0.00            0.00        4,800,000.00
R1                 0.00             0.00        0.00           0.00            0.00    0.00            0.00                0.00
R2                 0.00             0.00        0.00           0.00            0.00    0.00            0.00                0.00
R3                 0.00             0.00        0.00           0.00            0.00    0.00            0.00                0.00
P                100.00           100.00        0.00       9,105.05        9,105.05    0.00            0.00              100.00
TOTALS   393,000,100.00   393,000,100.00  680,522.66     567,503.05    1,248,025.71    0.00            0.00      392,319,577.34

AIO       46,665,520.00    46,665,520.00        0.00     116,663.80      116,663.80       0.00            0.00    46,446,753.00
BIO      400,000,000.00   400,000,000.00        0.00   1,054,402.84    1,054,402.84       0.00            0.00   399,319,477.34

------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A        759950AW8    1,000.00000000    2.07097584       1.18215277       3.25312861     997.92902416      A           1.467500 %
M1       759950AY4    1,000.00000000    0.00000000       1.49229154       1.49229154   1,000.00000000      M1          1.852500 %
M2A      759950AZ1    1,000.00000000    0.00000000       2.43881917       2.43881917   1,000.00000000      M2A         3.027500 %
M2F      759950BA5    1,000.00000000    0.00000000       4.15000000       4.15000000   1,000.00000000      M2F         4.980000 %
M3       759950BB3    1,000.00000000    0.00000000       3.44576379       3.44576379   1,000.00000000      M3          4.277500 %
M4       759950BC1    1,000.00000000    0.00000000       4.25131875       4.25131875   1,000.00000000      M4          5.277500 %
P        N/A          1,000.00000000    0.00000000  91,050.50000000  91,050.50000000   1,000.00000000      P           0.000000 %
TOTALS                1,000.00000000    1.73160938       1.44402775       3.17563713     998.26839062

AIO      759950AX6    1,000.00000000    0.00000000       2.50000000       2.50000000     995.31202052      AIO         3.000000 %
BIO      N/A          1,000.00000000    0.00000000       2.63600710       2.63600710     998.29869335      BIO         3.163209 %
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                -------------------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                -------------------------------------------------

                                      -5-

                           Principal Funds:
                           Scheduled Principal                                                                            288,272.27
                           Curtailments                                                                                    32,085.79
                           Prepayments and Liquidations                                                                   360,164.60
                           Current Realized Losses                                                                              0.00
                                                 Total Principal Remitance                                                680,522.66

                           Interest Funds:
                           Scheduled Interest                                                                           1,798,370.31
                           Soldiers' & Sailors' Civil Relief Act                                                                0.00
                           Prepayment Charges                                                                               9,105.05
                           Other Shortfalls                                                                                     0.00
                           Servicing Fee                                                                                   64,072.34
                           Trustee Fee                                                                                      3,166.67
                           Custodian Fee                                                                                    1,666.67
                                                 Total Interest Remitance                                               1,738,569.69

                           Trust Account Funds deposited to Distribution Account:
                           Excess Funding Amount                                                                                0.00
                           Class P Deposit                                                                                      0.00
                           First Payment Loan Shortfall                                                                         0.00
                           Interest Rate Cap Amount                                                                             0.00
                                                 Total Trust Account Funds                                                      0.00

                                                 Available Funds                                                        2,419,092.35

                           Beginning Pool Stated Principal Balance                                                    301,751,297.42
                           Ending Pool Stated Principal Balance                                                       301,070,774.76

                           Beginning Loan Count                                                                             2,308.00
                           Ending Loan Count                                                                                2,305.00

                           Number of Loans Modified                                                                                0
                           Balance of Loans Modified                                                                            0.00

                           Weighted Average Mortgage Rate                                                                     8.40 %
                           Weighted Average Net Rate                                                                          8.09 %
                           Weighted Average Term to Maturity                                                                     321

                           Monthly Advances                                                                               183,380.28

                           Excess Interest paid as principal                                                                    0.00

                           Interest Carryover Shortfall Occured This Period
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00

                           Remaining Interest Carryover Shortfall
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00

                           Principal Carryover Shortfall Occured This Period
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00

                           Remaining Principal Carryover Shortfall
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00

                           Net Rate Carryover Shortfall Distributed (From Interest Rate Cap Amount)
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00

                           Net Rate Carryover Shortfall Distributed (From Available Funds)
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00

                           Remaining Net Rate Carryover Shortfall
                                                 Class A                                                                        0.00
                                                 Class M1                                                                       0.00
                                                 Class M2A                                                                      0.00
                                                 Class M2F                                                                      0.00
                                                 Class M3                                                                       0.00
                                                 Class M4                                                                       0.00


                           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                                  Group Totals
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                         1               116,393.02                  0.04 %
                                                 2 Month                         0                     0.00                  0.00 %
                                                 3 Month                         0                     0.00                  0.00 %
                                                  Total                          1               116,393.02                  0.04 %

                                                 Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                                       0
                           Principal Balance of Foreclosure Loans that are Current                                         0.00
                           Number of Foreclosure Loans that are 1 Month Delinquent                                            0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                              0.00
                           Number of Foreclosure Loans that are 2 Months Delinquent                                           0
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                             0.00
                           Number of Foreclosure Loans that are 3+ Months Delinquent                                          0
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                            0.00
                           Total Number of Foreclosure Loans                                                                  0
                           Total Principal Balance of Foreclosure Loans                                                    0.00

                                                 Bankruptcy Reporting:
                           Number of Bankruptcy Loans that are Current                                                        1
                           Principal Balance of Bankruptcy Loans that are Current                                    201,982.01
                           Number of Bankruptcy Loans that are 1 Month Delinquent                                             0
                           Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                               0.00
                           Number of Bankruptcy Loans that are 2 Months Delinquent                                            0
                           Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                              0.00
                           Number of Bankruptcy Loans that are 3+ Months Delinquent                                           0
                           Total Number of Bankruptcy Loans                                                                   1
                           Total Principal Balance of Bankruptcy Loans                                               201,982.01

                           Number of REO Loans                                                                                0
                           Principal Balance of REO Loans                                                                  0.00

   Net Rate Cap Fund:
                           Beginning Balance                                                                           5,000.00
                           Net Rate Cap Fund Deposit                                                                       0.00
                           Withdrawals to Distribution Acccount                                                            0.00
                           Ending Balance                                                                              5,000.00

   Prefunding Account:
                           Beginning Balance                                                                      98,248,702.58
                           Subsequent Mortgage Loans                                                                       0.00
                           Excess Funding Amount                                                                           0.00
                           Ending Balance                                                                         98,248,702.58

   First Payment Loan Account:
                           Beginning Balance                                                                         400,000.00
                           First Payment Loan Shortfall                                                                    0.00
                           Withdrawals to Seller                                                                           0.00
                           Ending Balance                                                                            400,000.00

   Performance Trigger Information:
                           Cumulative Loss Event:
                           Cumulative Net Losses                                                                           0.00
                           Cumulative Net Losses as percentage of Initial Colateral Balance                              0.00 %
                           Cumulative Loss Event Threshold                                                               3.00 %
                           Cumulative Loss Event is NOT in Effect

                           Delinquency Event:
                           Three Month Delinquency Rate                                                                  0.07 %
                           Delinquency Event Threshold                                                                   7.62 %
                           Delinquency Event is NOT in Effect

                           Servicer Termination Test
                           Cumulative Net Losses as percentage of Initial Colateral Balance                              0.00 %
                           Servicer Termination Event Cumulative Loss Threshold                                          5.10 %

                           Three Month 90 Day Delinquency Rate                                                           0.00 %
                           Servicer Termination Event Delinquency Threshold                                             30.00 %
                           Servicer Termination Event is NOT in Effect

   Overcolateralization Information:
                           Beginning OC                                                                            7,000,000.00
                           Ending OC                                                                               7,000,000.00
                           Required OC                                                                             7,000,000.00
                           OC Deficiency                                                                                   0.00
                           OC Floor                                                                                2,000,000.00
